Exhibit 10.66

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
Firm-Fixed-Price

2. AMENDMENT/MODIFICATION NO. P00006	3. EFFECTIVE DATE 2008 OCT 20	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
CODE	W56HZV	CODE	S1103A

6. ISSUED BY U.S. ARMY TACOM LCMC AMSTA-AQ-ADED REBECCA TABOR (586) 574-6290 WARREN, MICHIGAN 48397-5000 HTTP://CONTRACTING.TACOM.ARMY.MIL WEAPON SYSTEM: WPN SYS: UR EMAIL: REBECCA.TABOR@US.ARMY.MIL		7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, INC. 9801 HIGHWAY 78 LADSON, SC 29456-3802 TYPE BUSINESS: Large Business Performing in U.S.			9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

		☒	10A. MODIFICATION OF CONTRACT/ORDER NO. W56HZV-08-C-0028

CODE: 1EFH8	FACILITY CODE		10B. DATED (SEE ITEM 13) 2007NOV02

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.

☐ is extended. ☐ is not extended.

Offer must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning            copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required) ACRN: AB NET INCREASE: $12,858,541.29

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
KIND MOD CODE: 6	It Modifies The Contract/Order No. As Described In Item 14.

☐	A. This Change Order Is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract Order No. In Item 10A.

☐

B.   The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation date, etc.) Set Forth In Item 14, Pursuant To The Authority Of FAR 43.103(b).

☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒	D. Other (Specify type of modification and authority) Exercise Option

E. IMPORTANT: Contractor	☒ is not,	☐ is required to sign this document and return copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) DAMON WALSH, EVP		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) VICTOR J. VAUGHN VICTOR.VAUGHN@US.ARMY.MIL (586)574-8283

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Damon Walsh	17 OCT 08	By	/s/ Victor J. Vaughn	2008 OCT 20
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105-02		STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITIONS UNUSABLE			Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00006

Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION A - SUPPLEMENTAL INFORMATION

1. The purpose of this Modification P00006 to Contract W56HZV-08-C-0028 is to incorporate the following into this contract:

SECTION B:

CLIN 1200AA, Buffalo A2, add 27 each, with a Not to Exceed unit price of $[***] each.

SECTION J:

Attachment 0001, Buffalo A2 Purchase Description 2373 dated 23 September 2008 has replaced Purchase       Description 2373 dated 06 April 2007.

2. As a result of this modification, the total dollar amount of the contract is increased by $[***] from $[***] to $42,657,418.55 by this modification. The Not to Exceed amount of this contract is increased by $[***] from $[***] to $39,834,895.00.

3. All other contract terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0007 ***

FORCE PROTECTION INDUSTRIES, INC’S SUBCONTRACTING PLAN DATED           THROUGH            IS APPROVED AND INCORPORATED BY REFERENCE INTO CONTRACT W56HZV-08-C-0028. THE PLAN IS CONTAINED WITHIN THE CONTRACT FOLDER.

*** END OF NARRATIVE A0008 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00006

Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

The following equipment contained in Contract Line Numbers (CLINs) are numbered in the following manner:

The first digit of the CLIN is the Order Period number.

The following definition apply to the entire solicitation and resulting contract:

First Ordering Period is the date and award through 365 days from the date of the award.

Second Ordering Period - Option is 366 days from the date of the award through 731 days from the date of award.

Third Ordering Period - Option is 732 days from the date of award through 1097 days from the date of the award.

Fourth Ordering Period - Option is 1098 days from the date of award through 1463 days from the date of award.

Fifth Ordering Period - Option is 1464 days from the date of award through 1829 days from the date of award.

The minimum guaranteed quantity for this contract is 7 vehicles. The maximum quantity of 180 vehicles. Any quantity up to the maximum quantity for each CLIN may be ordered any time before the expiration of this contract.

NOTE: The price applicable to an individual option is the price for the ordering period in which the option is exercised. The delivery date does not determine the ordering period.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00006

Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(End of narrative A001) NSN: 9999-99-999-9999

1200	SECURITY CLASS: Unclassified BUFFALO A2 NSN: 2320-01-567-4930 (End of narrative A002)

FIRST ORDERING PERIOD

1200AA	NOUN: BUFFALO A2 PRON: P186M0902T PRON AMD: 01 ACRN: AB AMS CD: 51108360009	27	EA	$UNDEFINITIZED	$[***]
NOT TO EXCEED	$[***]

Estimated quantity for 1st Ordering Period: 7 each

Vehicles shall be manufactured in accordance with Purchase Description 2373 (See Attachment 001).

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W56HZV8266G800	Y00000	M	2

DEL REL CD	QUANTITY	DEL DATE
001	8	28-FEB-2009
002	8	31-MAR-2009
003	8	30-APR-2009
004	3	29-MAY-2009

FOB POINT: Destination

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00006

Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION G - CONTRACT ADMINISTRATION DATA

PRON/
LINE	AMS/CD/		OBLG STAT/		INCREASE/DECREASE	CUMULATIVE
ITEM	MIPR	ACRN	JOB ORD NO	PRIOR AMOUNT	AMOUNT	AMOUNT

1200AA	P186M0902T	AB	1	$0.00	$ [***]	$ [***]
	51108360009		8ZCBM3
A18P50091CM3

SERVICE	NET CHANGE		ACCOUNTING	INCREASE/DECREASE
NAME	BY ACRN	ACCOUNTING CLASSIFICATION	STATION	AMOUNT
Army	AB	21 82035000081C1C09P51108331E S20113	W56HZV	$ [***]

			NET CHANGE	$12,858,541.29

	PRIOR AMOUNT	INCREASE/DECREASE	CUMULATIVE
	OF AWARD	AMOUNT	OBLIG AMT
NET CHANGE FOR AWARD:	$ [***]	$ [***]	$42,657,418.55

ACRN	EDI ACCOUNTING CLASSIFICATION
AB	21 081020350000	S20113	81C1C095110836000931E1	8ZCBM3S20113	W56HZV

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00006

Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION I - CONTRACT CLAUSES

Status	Regulatory Cite	Title	Date

I-1 CHANGED	52.216-24	LIMITATION OF GOVERNMENT LIABILITY	APR/1984

(a) In performing this undefinitized contract action, the Contractor is not authorized to make expenditures or incur obligations exceeding $[***] dollars.

(b) The maximum amount for which the Government shall be liable for this undefinitized contract action is terminated is $[***] dollars.

(End of Clause)

I-2 CHANGED	252.217-7027	CONTRACT DEFINITIZATION	OCT/1998

(a) A Firm Fixed price contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a fixed price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract action is as follows:

Buffalo A2:

Target Date for Definitization	05 February 2009
Submission of Proposal	18 October 2008
Beginning of Negotiation	15 November 2008
Submission of Cost and Pricing Information	18 October 2008
Completion of Negotiation	30 December 2008

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officers determination of price or fee, the contract shall be governed by

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officers determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated Firm Fixed price in no event to exceed $[***] for the basic quantities.

(End of clause)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W56HZV-08-C-0028 MOD/AMD P00006

Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, INC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted by
Attachment 0001	Purchase Description 2373	23-SEP-2008	048	ELECTRONIC IMAGE